                                                                    EXHIBIT 99.1


                   SEPARATION AGREEMENT AND GENERAL RELEASE
                   ----------------------------------------
                         Effective Date June 30, 2001
                         ----------------------------


     This Separation Agreement and General Release ("Agreement") is made and entered into this 21st day of June, 2001 between Mannatech, Inc. ("Mannatech") and its affiliates (defined as any entity which owns or controls, is owned or controlled by, or is under common ownership or control with Mannatech), and Patrick D. Cobb ("Cobb"). Cobb and Mannatech are collectively referred to
herein as the "Parties."   Mannatech's related entities are collectively
referred to herein as "Affiliates."

     WHEREAS the Parties desire to finally, fully and completely resolve all disputes that now or may exist between them concerning Cobb's hiring, employment and termination from Mannatech, and all disputes over benefits and compensations connected with such employment, and specifically, but not limited to any disputes arising from the terms of Cobb's employment as set forth in the Employment Agreement entered into between the Parties as of September 28, 1998 ("Employment Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreement hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.   Separation of Employment.
     ------------------------

     Cobb acknowledges that his employment with Mannatech ends effective June 30, 2001 ("Separation Date"), and that all benefits and perquisites related to Cobb's employment with Mannatech shall cease as of that date. Cobb also resigns effective immediately from all positions (including any positions as Officer or Director) with any Mannatech subsidiary or affiliate companies. Cobb agrees that during the Month of June 2001, he shall use all accrued but unused vacation time and that Mannatech shall be under no obligation to pay Cobb for any unused vacation time after the Effective Date hereof. As of the Separation Date, Cobb will have received from Mannatech all regular salary payments and benefits in accordance with Mannatech's regular salary payment schedule. Except as otherwise required pursuant to this Agreement, no further salary, bonus, benefits or payments shall be due from or paid by Mannatech to Cobb, and Cobb hereby waives and relinquishes all claims to further employment, compensation, benefits, stock, options, or other remuneration from Mannatech. Mannatech will pay items on Cobb's current expense report, including Cobb's CPA registration and training scheduled prior to execution of this Agreement. Those items total approximately $544.00. On the Separation Date, Cobb shall resign as Executive Vice President of International Finance and any other job or position held, and acknowledges that his employment with Mannatech has terminated.

     Mannatech will continue to include Cobb as a named insured on its Director's and Officer's insurance policy for a period of four years following the date of this Agreement. Mannatech will provide Cobb with a copy of each policy renewal.

     Mannatech shall indemnify Cobb for any and all expenses, liabilities, judgments, and costs, including reasonable attorneys' fees incurred as a result of any third party claim asserted against Cobb based on any act or omission taken by Cobb in the course and scope of his employment, or as an officer or director of Mannatech, provided that this indemnity agreement shall not apply to any willful or intentional act by Cobb.

          During 1996 and 1997, Mannatech made cash advances to Agritech Labs, Inc. and Agritech Technology, Ltd. (collectively, "Agritech"). The Agritech companies were owned by individual partners, of which Cobb served as a shareholder and executive officer. Cobb entered into a promissory note on or about June 30, 1997 and entered into renewals and/or extensions thereof on each of December 31, 1998 and January 19, 1999. On February 17, 1999, Mannatech entered into a new promissory note with Cobb ("Note"). The Note bears interest at 6% per year, with the first payment due on 2/17/01 and the remainder to be paid in annual installments through February 17, 2004. Nothing in this Separation Agreement and General Release shall operate to enlarge, modify, extend or terminate the Note as contemplated hereby and Cobb's payment obligations thereunder shall continue to remain in full force and effect.

2.   401 K/Retirement Plan
     ---------------------

     Any vested interest held by Cobb in Mannatech's 401(k) Plans shall be distributed in accordance with the terms of the plan (the "Plan") and applicable law. Cobb shall not be a participant in the Plan after the Separation Date, and shall not be entitled to any further contribution for any period of time after the Separation Date. Mannatech shall provide Cobb under separate cover at his home address information necessary to facilitate the transfer or rollover of his 401(k) account. The parties agree that the approximate value of Cobb's vested interest as of June 14, 2001, is $51,932.61.


3.   Return of Equipment.
     -------------------

     Within five (5) days after the Separation Date, Cobb shall return all equipment and property in his possession which belongs to Mannatech and all documents and any copies of notes, memorandum or any other written material that relates or refers to Mannatech, including all files or programs stored electronically, provided that Cobb shall not be required to return the following property:

          a. Possession, use and ownership of the Lexus 400 currently owned by Mannatech and being driven by Cobb shall be governed by the provisions of Paragraph 7 below;

          b. Ownership of the home computer used by Cobb is hereby transferred to Cobb, provided that Cobb shall delete any and all files containing any information regarding Mannatech from such computer; and,

          c.  Cobb will return the corporate Platinum American Express card to
     Mannatech.   Cobb will be responsible for all charges incurred on the
     account prior to its return.   Cobb will submit an Expenditure
     reimbursement form in compliance with corporate policy for timely refund of all charges made prior to its return, including charges of $1,221.56 for maintenance on the LS 400 and one business lunch for $37.38.

4.   Mannatech Payment Obligations.
     -----------------------------

     In consideration for Cobb's Release of claims pursuant to the Employment Agreement, Mannatech shall pay to Cobb Nine Hundred Thousand Dollars ("$900,000.00"), payable in thirty-six (36) monthly installments of $25,000.00 ("Payment Installment"), beginning on July 16th, 2001 and payable thereafter on the 15th date of each month, until paid in full. In the event the 15th calendar date falls on a weekend or holiday, the Payment Installment shall be made on the next business day in which banks are open for business. The Payment Installment shall be made by written check to Cobb with a written accounting reflecting the gross amounts paid and mailed to Cobb at his residence at 620 N. Coppell Road, Apt. 307, Coppell, Texas 75019. If Cobb hereafter elects to change the instructions set forth herein, he shall provide written notice to Mannatech specifying the new instructions for delivery of funds at least fourteen (14) days in advance of the installment due date. Cobb may elect to have the Payment Installment paid by wire transfer, provided that, if such election is made, Mannatech may deduct $50.00 per wire transfer to cover the costs of such transfer. The foregoing payments are in lieu of, settlement of and satisfaction of all Severance Payments required under the Employment Agreement, specifically including those defined and required to be paid under paragraphs 8.1(6) & 8.1(17) of the Employment Agreement and constitute a part of the consideration under this Agreement.
             .
5.   COBRA/Health Insurance.
     ----------------------

     Cobb and his dependents shall have the right to continue applicable medical and dental insurance coverage pursuant to COBRA. Mannatech shall provide under separate cover to Cobb at his home address information regarding COBRA election. Cobb shall be responsible for payment of COBRA premiums directly to the insurance company(ies), pursuant to the provisions of COBRA and the insurance plans in question. However, Mannatech agrees to reimburse Cobb for any premiums paid by him for continuation of health coverage for Cobb and his dependents (including his spouse) under Mannatech's group health plan, if any, pursuant to any COBRA continuation of coverage provisions, for a period not to exceed 18 months. To obtain this reimbursement, Cobb shall provide notice of payment to Mannatech. Mannatech shall reimburse Cobb for such premiums within 15 days of receipt of such notice.

6.   Option Agreement.
     ----------------

     As further consideration to Cobb, Mannatech and Cobb agree to execute a Stock Option Agreement pursuant to the Mannatech 1997 Stock Option Plan (the "Plan"), which shall provide for the grant of options (the "Options") exercisable to acquire the capital common stock of Mannatech, valid for a period of ten (10) years from the date of grant, which shall be one day after the Separation Date (the "Exercise Period"), in the respective number of shares and respective exercise prices as follows:

     Exercise Price        Number  of Shares
     --------------        -----------------
     $2.25                       10,000

     $4.00                       50,000

     Mannatech represents and warrants that the Options and the underlying shares issued pursuant to the Plan are issued pursuant to a Registration Statement on Form S-8 that has been declared effective by the Securities and Exchange Commission, and that such Registration Statement shall remain effective until the earlier of the expiration of the Exercise Period or when all of the Options granted have been exercised. The provisions of this paragraph shall supercede the requirements of the Employment Agreement regarding the conversion of stock options to warrants, including those requirements of Paragraph 8.1(16) (iii) of the Employment Agreement. All stock options owned by Cobb respecting stock in Mannatech and Internet Health Group, Inc. shall terminate on the Separation Date, and shall be
     null and void and of no effect.    The Stock Option Agreement is attached
     hereto as to form and content as Attachment "A".

7.   Vehicle Lease/Transfer of Ownership.
     -----------------------------------

     At the time of the execution of this Agreement, Cobb is driving a Lexus LS 400 automobile ("Lexus") that is leased by Mannatech and/or Cobb, ("the Auto Lease"). Mannatech agrees to transfer free and clear title to the Lexus to Cobb upon the termination of the Auto Lease. Until the termination of the Auto Lease, Mannatech will keep the lease payments current, and Cobb shall have full use and enjoyment of the vehicle, while maintaining the same in good repair and keeping the same insured for its replacement cost. Mannatech reserves the right to transfer title of the Lexus prior to the end of the Auto Lease term, such transfer to occur upon prior written notice to Cobb.

8.   Purchase of Mannatech Products.
     ------------------------------

     Mannatech agrees that, during the term that Cobb receives Payment Installments hereunder, he shall be permitted to purchase Mannatech products at the same costs charged to Mannatech employees; provided that, such purchases are limited to Cobb and his immediate family's personal use and may not be resold by him. All such purchases shall be made by Cobb providing written notice (including email or facsimile) to the administrative assistant of the Chief Executive Officer as to the items needed and the address for delivery and shall include a valid credit card (accepted by Mannatech) to which payment shall be charged.

9.   Reasonable Availability.
     -----------------------

     The Parties agree that Cobb shall hold himself open to consult, provide information or assistance, or otherwise cooperate with Mannatech as specified in this paragraph, two (2) hours per month (at no charge) during the period under which Payment Installments are made, as follows: two (2) hours per month shall, if unused, carry over from month to month, up to a maximum of six (6) hours in any month, at no charge to Mannatech ("Allotted Time"). The Allotted Time available in any month during the period under which Payment Installments are made may be used within that month or accrued as stated and limited above. Cobb shall keep an accurate record of his time expended in performing services for Mannatech and shall submit monthly time records to the Chief Financial Officer of Mannatech. The Parties acknowledge that after the Separation Date, Cobb may undertake other business activities which are not precluded by this Agreement which may require devotion of his full time. Therefore, the Parties agree that any request of Cobb's time by Mannatech pursuant to this paragraph shall take into consideration Cobb's other previously scheduled commitments or employment (which may be full time), and both Parties shall attempt to accommodate the scheduling needs of the other (which may be at times and on days which are not ordinary business times of Mannatech) in connection with the provisions of this paragraph. The Parties further agree that consultations with Cobb shall be by telephone whenever possible. Mannatech recognizes that post-separation date services shall not be deemed to constitute employment, but instead shall be deemed to constitute business consulting services

10.  General Releases.
     ----------------

     In consideration of the premises, covenants and other valuable consideration provided by Mannatech in this Agreement, and specifically in exchange for the promises and consideration provided by Mannatech in paragraphs 4, 5, 6, 7, 8, and 9 and subject thereto, Cobb hereby releases Mannatech and its employees, officers, agents, directors, shareholders, representatives, plan administrators, attorneys, subsidiaries and Affiliates, collectively referred to as "Mannatech Releasees," from any and all claims, causes of action, losses, obligations, liabilities, damages, judgments, costs, expenses (including attorneys fees) of any kind whatsoever, including breach of express or implied contract or implied covenant of good faith and fair dealing and occurring in any capacity whatsoever including, but not limited to, disputes or claims arising out of Cobb's hiring, employment or termination of such employment with Mannatech, including but not limited to disputes arising under the Employment Agreement between the Parties, or arising out of any act committed or omitted during or after the existence of such employment relationship, including any disputes regarding compensation, bonus, stock or options and all obligations of the Employment Agreement. This Release also includes but is not limited to claims at law or equity or sounding in contract (express or implied) or tort arising under federal, state or local laws prohibiting age, sex, race, national origin, disability, veteran or any other forms of discrimination (including but not limited to the Age Discrimination in Employment Act, the Americans with Disabilities Act, Title VII of the Civil Rights Act of 1964, the Rehabilitation Act of 1973, as well as any applicable state fair employment practices laws), claims arising under the Fair Labor Standards Act, the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act. Cobb agrees to never file any lawsuit asserting any of the claims that are released in this paragraph and in this Agreement, generally. This Separation Agreement and General Release alone is the surviving and controlling obligation of the Parties.

     Mannatech releases Cobb from any and all claims, causes of action, losses, obligations, liabilities, damages, judgments, costs, expenses (including attorneys' fees) which arise out of actions taken by Cobb while serving Mannatech and acting in good faith, and which he had no reasonable cause to believe the conduct was unlawful or illegal, including, but not limited to, claims under federal, state or local constitution, statute, law, ordinance or regulation. In this regard, Cobb shall be deemed to have acted in good faith and/or with reasonable cause to believe his conduct was lawful and legal if he acted in reliance on the advice of counsel or opinion of outside counsel to Mannatech. However, Mannatech does not release its right to enforce the terms of this Agreement.

11.  Agreement Not to Seek Reemployment.
     ----------------------------------

     In further consideration of the payment obligation , specifically in paragraphs 4,5,6,7 8, 9, and 10 Cobb agrees that Mannatech, its Affiliates and the Mannatech Releases have no obligation to employ, hire, or rehire him, to consider him for hire, or to deal with him in any respect at any location, office, or place of business with regard to future employment or potential employment. Accordingly, Cobb agrees that (i.) he will not ever apply for or otherwise seek employment by Mannatech or its Affiliates at any time in the future, at any location, office, or place of business, and (ii.) his forbearance to seek future employment as described herein is purely contractual and is in no way involuntary, discriminatory, or retaliatory.

12.  Noncompetition.
     --------------

     In further consideration of the premises, covenants and other valuable consideration provided by Mannatech in this Agreement, and specifically in exchange for the promises and consideration provided by Mannatech herein and subject thereto, Cobb further agrees as follows:

     (a) Cobb shall not, directly or indirectly for himself or for others, in any geographic area or market where Mannatech or any of its Affiliates are conducting any business as of the date of the termination of the employment relationship or have during the previous twelve months conducted such business:

          (i) Engage in any business competitive with the business conducted by Mannatech;

          (ii) Render advice or services to, or otherwise assist, any other person, association or entity who is engaged, directly or indirectly, in any business competitive with the business conducted by Mannatech with respect to such competitive business; or

          (iii) Induce any employee of Mannatech or any of its Affiliates to terminate his or her employment with Mannatech or such Affiliates, or hire or assist in the hiring of any such employee by any person, association, or entity not affiliated with Mannatech, provided; however, that Cobb shall be free to hire Kimberly Sadler.

     (b) The noncompetition obligations contained herein shall apply throughout the duration of the period during which Cobb is receiving any payment or benefits pursuant to this Agreement.

     (c) Cobb understands that the restrictions set forth above may limit his ability to engage in certain businesses anywhere in the world during the period provided for above, but acknowledges that he will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction. Cobb acknowledges that money damages would not be a sufficient remedy for any breach of his noncompetition obligations hereunder by Cobb, and Mannatech shall be entitled to enforce the provisions of these noncompetition obligations by terminating any payments then owing to him under this Agreement and/or to specific performance and injunctive relief as remedies for such breach of the noncompetition obligations contained herein, but shall be in addition to all remedies available at law or in equity to Mannatech, including without limitation, the recovery of damages from Cobb and Cobb's agents involved in such breach and remedies available to Mannatech pursuant to other agreements with Cobb.

     (d) It is expressly understood and agreed that Mannatech and Cobb consider the restrictions contained in this Agreement to be reasonable and necessary to protect the proprietary information of Mannatech. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein to be modified by such court so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced, and the remaining provisions of the noncompetition obligations contained herein and the remainder of this Agreement shall not be affected thereby, and shall remain in full force and effect.

     (e) Nothing in this Agreement shall prevent Cobb from practicing as a Certified Public Accountant, or any other gainful employment, including employment as a financial executive, provided that the business operations of Cobb or any employer are not in direct or indirect competition with Mannatech. To be in competition with Mannatech, the business operations of Cobb or any employer of Cobb must involve the sale of products that are competitive with Mannatech.

13.  Non-Disclosure of Trade Secrets.
     -------------------------------

     In further consideration of the premises, covenants and other valuable consideration provided by Mannatech in this Agreement, and specifically in exchange for the promises and consideration provided by Mannatech in paragraphs 4, 5, 6, 7, 8, 9, 10, 11 and 12 and subject thereto, Cobb further agrees as follows:

     (a) All information, ideas, concepts, improvements, discoveries, and inventions, whether patentable or not, which are conceivable, made, developed, or acquired by him, individually or in conjunction with others, during his employment by Mannatech (whether during business hours or otherwise and whether on

          Mannatech's premises or otherwise) that relate to Mannatech's business, products, or services (including, without limitation, all such information relating to corporate opportunities, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisitions, prospects, the identity of customers or their requirements, the identity of key contacts within the customer's organizations or within the organization of acquisition prospects, its Independent Associates' names, addresses, phone numbers and rank in the organization, or marketing and merchandising techniques, prospective names, and marks) shall be disclosed to Mannatech and are and shall be the sole and exclusive property of Mannatech. Moreover, all documents, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, electronic mail, voice mail, electronic databases, maps, and all other writings or materials of any type embodying any of such information, ideas, concepts, improvements, discoveries, and inventions are and shall be the sole and exclusive property of Mannatech. Upon execution hereof or within a reasonable period of time thereafter, Cobb shall promptly deliver the same and all copies thereof, to Mannatech, if applicable.

     (b) Cobb will not, at any time, make any unauthorized disclosure of any confidential business information or trade secrets of Mannatech of its Affiliates, or make any use thereof. Affiliates of Mannatech shall be third party beneficiaries of Cobb's obligations under this section. As a result of Cobb's employment by Mannatech, Cobb may also from time to time have had access to, or knowledge of, confidential business information or trade secrets of third parties, such as customers, suppliers, partners, joint venturers, and the like, of Mannatech and its Affiliates. Cobb also agrees to preserve and protect the confidentiality of such third party confidential information and trade secrets to the same extent, and on the same basis, as Mannatech's confidential business information and trade secrets. Cobb shall refrain from publishing any oral or written statements about Mannatech, any of its Affiliates, or any of such entities' officers, employees, agents, Independent Associates or representatives (i) that are slanderous, libelous, or defamatory, or (ii) that disclose private or confidential information about Mannatech, any of its Affiliates, or any of such entities' business affairs, officers, employees, agents, or representatives, or (iii) that constitute an intrusion into the seclusion or private lives of Mannatech, any of its Affiliates, or any of such entities' officers, employees, agents, or representatives, or
          (iv) that give rise to unreasonable publicity about the private lives of Mannatech, any of its Affiliates, or any of such entities' officers, employees, agents, or representatives, or (v) that place Mannatech, any of its Affiliates, or any of such entities' officers, employees, agents, or representatives in a false light before the public, or (vi) that constitute a misappropriation of the name or likeness of Mannatech, any of its Affiliates, or any of such entities' officers, employees, agents, or representatives. A violation or threatened violation of this prohibition may be enjoined by the courts.

     (c) If, during Cobb's employment by Mannatech, Cobb had created any work of authorship fixed in any tangible medium of expression, which is the subject matter of copyright (such as videotapes, written presentations, acquisitions, computer programs, electronic mail, voice mail, electronic databases, drawings, maps, architectural renditions, models, manuals, brochures, or the like) relating to Mannatech's business, products, or services, whether such work was created solely by Cobb or jointly with others (whether during business hours or otherwise and whether on Mannatech's premises or otherwise); Mannatech shall be deemed the author of such work if the work is not prepared by Cobb within the scope of his employment but is specially ordered by Mannatech as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a translation, as a supplementary work, as a compilation, or as an instructional text, and the work shall be considered to be work made for hire and Mannatech shall be the author of the work. If such work was neither prepared by Cobb within the scope of his employment nor a work specially ordered that is deemed to be a work made for hire, then Cobb hereby agrees to assign, and by these presents does assign, to Mannatech all of his worldwide right, title, and interest in and to such work and all rights of copyright therein.

     (d) Cobb shall assist Mannatech and its nominee, at any time, in the protection of Mannatech's worldwide right, title and interest in and to information, ideas, concepts, improvements, discoveries and inventions, and its copyrighted works, including without limitation, the execution of all formal assignment documents requested by Mannatech or its nominee and the execution of all lawful oaths and applications for patents and registration of copyright in the United States and foreign countries.

     (e) Cobb acknowledges that money damages would not be sufficient remedy for any breach of this section by Cobb, and Mannatech shall be entitled to enforce the provisions of this section by terminating any and all payments then owing to Cobb under this Agreement and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this section, but shall be in addition to all remedies available at law or in equity to Mannatech, including the recovery of damages from Cobb and his agents involved in such breach and remedies available to Mannatech pursuant to other agreements with Cobb.

14.  Tax Liability.
     -------------

          Mannatech makes no representations regarding the taxability of the payment consideration and/or the exercise of Options conferred or to be delivered hereunder, and Cobb hereby agrees that he is solely responsible for all tax obligations, if any, including, but not limited to, all reporting and payment obligations, which may arise as a consequence of such payments and/or the exercise of any such Options. Cobb hereby agrees to indemnify and hold Mannatech and the Mannatech Releases harmless from and against any and all loss, cost, damage or expense, including, without limitation, attorneys' fees, incurred by Mannatech and the Mannatech Releases, arising out of the tax treatment of any payments and/or the exercise of any Options received by Cobb as a result of this Agreement.

15.  Non-Disparagement.
     -----------------

          Cobb and Mannatech agree that they will not disparage each other or their respective Affiliates. In respect to any inquiries from individuals who are not employed with Mannatech concerning the termination of the employment relationship between Cobb and Mannatech, the Parties will respond to the effect that "Patrick Cobb resigned to pursue other career opportunities." The Parties shall issue a press release regarding Cobb's resignation from Mannatech as Executive Vice President of International Finance in the form set forth in Attachment "B" hereto ("Press Release"). Such Press Release shall not be issued prior to the Separation Date, and shall be the sole public communication by Officers and Directors of Mannatech regarding the severance of Cobb.

16.  Benefit to the Estate.
     ---------------------

          In the event of Cobb's death, this Agreement shall operate in favor of his estate ("Estate") and all payments, obligations and consideration as contemplated hereby shall continue to be performed in favor of his Estate.

17.  Breach by Mannatech.
     -------------------

          Should Mannatech default in timely payment on the due date of any payment or amount due under this Agreement, Cobb may give written notice of such default to the persons specified in or pursuant to this Agreement to receive notice on behalf of Mannatech. Mannatech shall have fifteen (15) calendar days after the receipt of such notice of default to cure any payment default. Should Mannatech fail to cure any payment default within fifteen (15) calendar days after such payment default notice is so received, the entire balance remaining due and payable to Cobb under this Agreement shall be accelerated and all amounts remaining unpaid under this Agreement by Mannatech to Cobb shall become immediately due and payable. After the due date, whether by acceleration or otherwise, unpaid payments then due and payable by Mannatech to Cobb shall accrue interest at the highest lawful rate chargeable in the State of Texas.

18.  Breach by Cobb.
     --------------

          In the event Mannatech believes that Cobb has breached any material term or provision of this Agreement, Mannatech shall provide written notice to Cobb identifying the provision that Mannatech asserts has been breached by Cobb and demanding cure and performance of such term or provision. Cobb shall have fifteen (15) calendar days after receipt of such notice to cure such breach and/or to perform such term or provision, and in the event he fails to timely do so, all amounts which otherwise would be payable by Mannatech to Cobb under this Agreement shall cease and Mannatech shall be excused and no further amounts to him under this Agreement. Provided however, that notwithstanding such cessation of Mannatech's obligations, Cobb's Confidentiality, Non-Competition and Non-Solicitation covenants as identified in paragraphs 12 & 13 herein shall continue in full force and effect as specified in this Agreement. In addition to the remedies referenced above, Mannatech may bring suit in a court of competent jurisdiction to enforce any material term or provision of this Agreement, and in the event said court determines that Cobb has breached and/or failed to perform any material term or provision of this Agreement, damages and injunctive relief may be issued against him and he shall be obligated to pay reasonable attorneys' fees, costs and expenses incurred by Mannatech.

     19.  Enforceability.
          --------------

          If Cobb or anyone acting on his behalf brings suit against Mannatech seeking to declare any term of this Agreement void or unenforceable, and if one or more material terms of this Agreement are ruled by a court of competent jurisdiction to be void or unenforceable or subject to reduction or modification, Mannatech may choose to cancel all of the remaining terms of this Agreement and recover from Cobb (or Cobb's successors or assigns) the value of anything paid by Mannatech in exchange for this Agreement. If the Agreement is not canceled by Mannatech, then the remaining terms of this Agreement, including any modification or reduction by the court, shall continue in full force or effect.

20.  Representation by Counsel
     -------------------------

          The Parties acknowledge that this Agreement has been drafted, prepared, negotiated and agreed to jointly, with advice of each Party's respective counsel, and to the extent that any ambiguity should appear, now or at any time in the future, latent or apparent, such ambiguity shall not be resolved or construed against either Party.

21.  No Admission of Liability or Wrongdoing.
     ---------------------------------------

          This Agreement shall not in any way be construed as an admission by either Party of any acts of wrongdoing, violation of any statute, law or legal or contractual right. Rather, Mannatech and Cobb specifically deny and disclaim they have any liability to the other for any claims asserted or arising out of the employment relationship or termination of employment relationship, but are willing to enter into this Agreement described herein to definitively resolve once and forever this matter, and to avoid the cost, expense and delay of litigation.

22.  Review by Legal Counsel.
     -----------------------

          Cobb and Mannatech represent and agree that they have thoroughly discussed all aspects of this Agreement and the effect of same with their attorneys, that they have had a reasonable time to review the Agreement, that they fully understand all the provisions of the Agreement and are voluntarily entering into this Separation Agreement and General Release. Cobb further represents that he has not transferred or assigned to any person or entity any claim involving Mannatech or any portion thereof or interest therein.

23   Confidentiality.
     ---------------

          Each of the Parties agree to keep confidential the specific terms of this Agreement, and shall not disclose the terms of this Agreement to any person except the financial, tax and legal advisors of Cobb and Mannatech (and the Board of Directors of Mannatech) unless required to disclose the same to others by legal process, in which event the Party so ordered shall first give notice to the other Party and an opportunity to seek a protective order. This Agreement may be disclosed or appended as an exhibit to any securities filing required to be made by Mannatech, however, after having been so disclosed or appended, Cobb shall have no further duty of confidentiality concerning this Agreement, as set forth in this paragraph.

24   Notices.
     -------

          All notices and other communications hereunder will be in writing. Any notice or other communication hereunder shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth:

     If to Cobb:
     Mr. Patrick Cobb
     620 N. Coppell Rd.
     Apt. 307
     Coppell, Texas 75019

     If to Mannatech:
     Mr. Robert M. Henry
     Mannatech, Incorporated
     600 S. Royal Lane
     Suite 200
     Coppell, Texas 75019

          Any party may send any notice or other communication hereunder to the intended recipient at the address set forth using any other means (including personal delivery, expedited courier, messenger services, telecopy, telex, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the intended recipient. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other party notice in the manner set forth herein.

25.  Counterparts.
     ------------

          This Agreement may be executed in multiple counterparts, whether or not all signatories appear on these counterparts, and each counterpart shall be deemed an original for all purposes.

26.  Governing Law.
     -------------

          This Agreement shall be deemed performable by all Parties in Dallas County, Texas and the construction and enforcement of this Agreement shall be governed by Texas law without regard to its conflicts of law rules.

27.  Revocation Period.
     -----------------

          Cobb has been given a period of 21 days from the Separation Date to review and consider this Agreement before signing it. He may use as much of this 21-day period as he wishes before signing and he is encouraged to consult with an attorney before signing this Agreement. Cobb understands that whether or not to consult with an attorney is his decision. Cobb may revoke this Agreement within 7 (seven) days after signing it. Revocation can be made by delivering a written notice of revocation to Mannatech, Inc.
     ATTN: Robert Henry, Chief Executive Officer, 600 South Royal Lane, Suite 200, Coppell, Texas 75019. This agreement is subject to review and approval by the Board of Directors and its various committees.

     PLEASE READ THIS AGREEMENT CAREFULLY. IT CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS AS SPECIFIED IN PARAGRAPH 10 ABOVE.

     I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THE FOREGOING AGREEMENT, THAT I UNDERSTAND ALL OF ITS TERMS, AND THAT I AM ENTERING INTO IT VOLUNTARILY.

     I FURTHER ACKNOWLEDGE THAT I AM AWARE OF MY RIGHTS TO REVIEW AND CONSIDER THIS AGREEMENT FOR 21 DAYS AND TO CONSULT WITH AN ATTORNEY ABOUT IT, AND STATE THAT BEFORE SIGNING THIS AGREEMENT, I EXERCISE THESE RIGHTS TO THE FULL EXTENT THAT I DESIRED.


AGREED TO:

/s/ Patrick Cobb                  Date:  June 21, 2001
-----------------------------            ---------------------
Patrick Cobb


MANNATECH, INC.


By:    /s/ Robert M. Henry        Date:    June 21, 2001
      -----------------------            ---------------------
      Robert M. Henry
Its:  Chief Executive Officer

STATE OF TEXAS                (S)
                              (S)
COUNTY OF DALLAS              (S)

     Before me, a Notary Public, on this day personally appeared Robert M. Henry, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Robert M. Henry on behalf of Mannatech, Inc., and that he has executed the same on behalf of said corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     Given under my hand and seal of office this 21st day of June, 2001.



                                /s/ Vinnie Calvey
                              -------------------------------------------
                              Notary Public in and for the State of Texas

STATE OF TEXAS                (S)
                              (S)
COUNTY OF DALLAS              (S)

     Before me, a Notary Public, on this day personally appeared Patrick Cobb, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Patrick Cobb, and that he has executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

     Given under my hand and seal of office this 21st day of June, 2001.



                                    /s/ Vinnie Calvey
                              -------------------------------------------
                              Notary Public in and for the State of Texas

                                 Attachment "A"

                      Non-qualified Stock Option Agreement

                                 Attachment "B"

           EXECUTIVE VICE PRESIDENT OF INTERNATIONAL FINANCE RESIGNS

          Coppell, Texas - Mannatech, Inc. has announced the resignation of Patrick Cobb, Executive Vice President of International Finance, effective June 30, 2001. Mr. Cobb intends to pursue and develop private business ventures.

     Mannatech, Inc. develops proprietary nutritional supplements and topical products, which it sells through a network marketing system through the United States and Internationally.